SEGMENT REPORTING	12 Months Ended
Dec. 31, 2015
SEGMENT REPORTING

34. SEGMENT REPORTING

The Group operates in one segment whose business is developing and operating online games and related services. The Group’s chief operating decision maker is the chief executive officer, who reviews consolidated results when making decisions about allocating resources and assessing performance of the Group. The Group generates its revenues from customers in the PRC, North America and other areas.

The following geographic area information includes revenue based on location of players for the years ended December 31, 2013, 2014 and 2015:

	2013	2014	2015	2015
	RMB	RMB	RMB	US$ (Note 3)
PRC	85,483,458	41,969,350	33,201,421	5,125,416
North America	13,135,914	14,906,530	8,382,753	1,294,074
Other areas	6,156,697	7,401,011	4,827,157	745,185

Total	104,776,069	64,276,891	46,411,331	7,164,675

A majority of the Group’s assets are located in PRC.